SUP-0106-WA-0517

THE AB PORTFOLIOS

-AB Wealth Appreciation Strategy

(the “Fund”)

Supplement dated May 5, 2017 to the Prospectus dated December 30, 2016, as revised April 24, 2017, and Summary Prospectus dated December 30, 2016 (the “Prospectuses”) of AB Wealth Appreciation Strategy, offering Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares.

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At meetings held on May 2 – 4, 2017, the Fund’s Board of Trustees approved changes to the Fund’s principal strategies and portfolio management team.

Accordingly, it is anticipated that the following changes to the Prospectuses, in substantially the following form, will take effect on or about July 10, 2017 (the “Effective Date”). In addition, in light of the planned liquidation of AB Multi-Manager Alternative Strategies Fund, an affiliated mutual fund in which the Fund currently invests (the “Underlying Portfolio”), the Adviser intends, prior to the Effective Date, to redeem the Fund’s holdings in the Underlying Portfolio and invest the proceeds in a manner consistent with the Fund’s new principal strategies.

Changes in Principal Strategies

The disclosure under “Principal Strategies” is anticipated to be deleted in its entirety and replaced with the following:

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in U.S. large-cap equity securities, primarily common stocks, in accordance with the Adviser’s U.S. Strategic Equities investment strategy (“U.S. Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under U.S. Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-U.S. large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to U.S. Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund is managed without regard to tax considerations.

Change in the Fund’s Principal Risks

The following risk is anticipated to be added under “Principal Risks”:

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Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Change in Portfolio Managers

The chart under “Portfolio Managers” is anticipated to be deleted in its entirety and replaced with the following:

Employee	Length of Service	Title
Ding Liu	Since July 2017	Senior Vice President of the Adviser

Nelson Yu	Since July 2017	Senior Vice President of the Adviser

In the Prospectus, the chart under “Management of the Funds — Portfolio Managers — AB Wealth Appreciation Strategy and AB Tax-Managed Wealth Appreciation Strategy” is anticipated to be deleted in its entirety and replaced with the following:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Ding Liu; since July 2017; Senior Vice President of the Adviser	Senior Vice President and Senior Quantitative Analyst of the Adviser, with which he has been associated in a substantially similar capacity since prior to 2012.

Nelson Yu; since July 2017; Senior Vice President of the Adviser	Senior Vice President and Portfolio Manager of the Adviser since prior to 2012. Head of Quantitative Research — Equities of the Adviser since 2014, and Head — Blend Strategies since 2017. From prior to 2012 until 2014, he served as Deputy Head of Value Equities Quantitative Research of the Adviser.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0106-WA-0517

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